Exhibit T3A.13

PAGE 1

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “DIAMOND OFFSHORE HOLDING, L.L.C.”, FILED IN THIS OFFICE ON THE THIRD DAY OF DECEMBER, A.D. 2002, AT 10:30 O’CLOCK A.M.

Harriet Smith Windsor, Secretary of State

3597213 8100	AUTHENTICATION: 2121566

020739636	DATE: 12-03-02

CERTIFICATE OF FORMATION

OF

DIAMOND OFFSHORE HOLDING, L.L.C.

December 2, 2002

This Certificate of Formation of DIAMOND OFFSHORE HOLDING, L.L.C, (the “LLC”), is being duly executed and filed by William C. Long, as an authorized person, to form a limited liability company under Delaware Limited Liability Company Act (6 Del.C, §§ 18-1-1, et seq.) on this the 2nd day of December 2002.

FIRST. The name of the limited liability company formed hereby is:

DIAMOND OFFSHORE HOLDING, L.L.C.

SECOND. The address of the registered office of the LLC in the state of Delaware is: c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, De 19801

THIRD. The name and address of the registered agent for service of process on the LLC in the state of Delaware is: The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

William C. Long
Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:30 AM 12/03/2002 020739636 – 3597213

CERTIFICATE OF FORMATION

OF

DIAMOND OFFSHORE HOLDING, L.L.C.

December 2, 2002

This Certificate of Formation of DIAMOND OFFSHORE HOLDING, L.L.C. (the “LLC”), is being duly executed and filed by William C. Long, as an authorized person, to form a limited liability company under Delaware Limited Liability Company Act (6 Del.C. §§18-1-1, et seq.) on this the 2nd day of December 2002.

FIRST. The name of the limited liability company formed hereby is:

DIAMOND OFFSHORE HOLDING, L.L.C.

SECOND. The address of the registered office of the LLC in the state of Delaware is: c/o CT System, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

THIRD. The name and address of the registered agent for service of process on the LLC in the state of Delaware is: CT System, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

William C. Long
Authorized Person